Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity
11/15/00


        Blended Coupon
5.8191%



        Excess Protection Level
          3 Month Average  4.91%
          October, 1997  5.36%
          September, 1997  4.81%
          August, 1997  4.58%


        Cash Yield                                  18.37%


        Investor Charge Offs                        4.61%


        Base Rate                                   8.40%


        Over 35 Day Delinquency                     4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance
$31,941,631,051.83


        Investor Participation Amount
$750,000,000.00


        Seller Participation Amount
$4,401,496,533.34